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Registration Nos. 333-236162 and 333-236162-01

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
Form F-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Novartis AG (Exact name of Registrant as specified in its charter)	Novartis Capital Corporation (Exact name of Registrant as specified in its charter)
Novartis Inc. (Translation of Registrant's name into English)	Not Applicable (Translation of Registrant's name into English)
Switzerland (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)
Not Applicable (I.R.S. Employer Identification No.)	26-3086456 (I.R.S. Employer Identification No.)
Lichtstrasse 35 4056 Basel, Switzerland +41 61 324 1111 (Address and telephone number of Registrant's principal executive offices)	1 Health Plaza, East Hanover New Jersey 07936 +1 862 778 8300 (Address and telephone number of Registrant's principal executive offices)

Shannon Thyme Klinger
Christian Rehm, Ph.D.
Novartis AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
+41 61 324 1111

(Name, address and telephone number of agent for service)

Copies of all communications to:

Bernd Bohr Mayer Brown International LLP 201 Bishopsgate London EC2M 3AF +44 20 3130 3640	Justin R. Salon Morrison & Foerster LLP 2000 Pennsylvania Avenue, NW Suite 6000 Washington, D.C. 20006-1888 +1 202 887 8785

           Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

           If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

           If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

           If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

           Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

           Emerging growth company. ☐

           If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

†
The term "new or revised financial accounting standard" refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

Explanatory Note

           The purpose of this Post-Effective Amendment No. 1 to the registration statement is to file certain exhibits to the registration statement.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.    Exhibits

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)
4.1	Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)
4.2	Form of Guaranteed Debt Security (3)
4.3	Form of Guaranteed Debt Security for 1.750% Notes due 2025
4.4	Form of Guaranteed Debt Security for 2.000% Notes due 2027
4.5	Form of Guaranteed Debt Security for 2.200% Notes due 2030
4.6	Form of Guaranteed Debt Security for 2.750% Notes due 2050
4.7	Officer's Certificate of Novartis Capital Corporation
5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (4)
5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (5)
5.3	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation
5.4	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG
23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1 and 5.3)
23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2 and 5.4)
23.3	Consent of PricewaterhouseCoopers AG (6)
24.1	Powers of Attorney (7)
25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA, National Association (8)

(1)
Incorporated by reference to Exhibit 1.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(2)
Incorporated by reference to Exhibit 4.1 of the Registrants' Registration Statement on Form F-3 (File Nos. 333-207004, 333-207004-01 and 333-207004-02) filed with the SEC on September 18, 2015

(3)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(4)
Incorporated by reference to Exhibit 5.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(5)
Incorporated by reference to Exhibit 5.2 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(6)
Incorporated by reference to Exhibit 23.3 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(7)
Incorporated by reference to the signature pages of Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(8)
Incorporated by reference to Exhibit 25.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis AG, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of February, 2020.

NOVARTIS AG
By:	/s/ DANIEL WEISS
Name:	Daniel Weiss
Title:	Authorized Signatory

By:	/s/ CHRISTIAN REHM
Name:	Christian Rehm
Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Vasant Narasimhan, M.D.	Chief Executive Officer (principal executive officer)	February 14, 2020
* Harry Kirsch	Chief Financial Officer (principal financial and accounting officer)	February 14, 2020
* Joerg Reinhardt, Ph.D.	Chairman of the Board of Directors	February 14, 2020
* Enrico Vanni, Ph.D.	Vice Chairman of the Board of Directors	February 14, 2020
* Nancy C. Andrews, Ph.D.	Director	February 14, 2020

Name	Title	Date

* Ton Buechner	Director	February 14, 2020
* Patrice Bula	Director	February 14, 2020
* Srikant Datar, Ph.D.	Director	February 14, 2020
* Elizabeth Doherty	Director	February 14, 2020
* Ann Fudge	Director	February 14, 2020
* Frans van Houten	Director	February 14, 2020
* Andreas von Planta, Ph.D.	Director	February 14, 2020
* Charles L. Sawyers, M.D.	Director	February 14, 2020
* William T. Winters	Director	February 14, 2020
* David Hellmuth	Authorized U.S. Representative	February 14, 2020

Post-Effective Amendment No.1 to Registration Statement

        Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of February, 2020.

NOVARTIS CAPITAL CORPORATION
By:	*
Name:	Uwe Boesl
Title:	Director, President and Treasurer (principal executive officer and principal financial and accounting officer)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DANIEL WEISS Daniel Weiss	Chairman of the Board of Directors	February 14, 2020
* Uwe Boesl	Director, President and Treasurer (principal executive officer and principal financial and accounting officer)	February 14, 2020

*
By his signature below, each of the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, have signed this Post-Effective Amendment No. 1 to the registration statement on behalf of the person indicated.

/s/ DANIEL WEISS Daniel Weiss

/s/ CHRISTIAN REHM PH.D. Christian Rehm Ph.D.

Post-Effective Amendment No.1 to Registration Statement

 EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)
4.1	Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)
4.2	Form of Guaranteed Debt Security (3)
4.3	Form of Guaranteed Debt Security for 1.750% Notes due 2025
4.4	Form of Guaranteed Debt Security for 2.000% Notes due 2027
4.5	Form of Guaranteed Debt Security for 2.200% Notes due 2030
4.6	Form of Guaranteed Debt Security for 2.750% Notes due 2050
4.7	Officer's Certificate of Novartis Capital Corporation
5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (4)
5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (5)
5.3	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation
5.4	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG
23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1 and 5.3)
23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2 and 5.4)
23.3	Consent of PricewaterhouseCoopers AG (6)
24.1	Powers of Attorney (7)
25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA, National Association (8)

(1)
Incorporated by reference to Exhibit 1.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(2)
Incorporated by reference to Exhibit 4.1 of the Registrants' Registration Statement on Form F-3 (File Nos. 333-207004, 333-207004-01 and 333-207004-02) filed with the SEC on September 18, 2015

(3)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(4)
Incorporated by reference to Exhibit 5.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(5)
Incorporated by reference to Exhibit 5.2 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(6)
Incorporated by reference to Exhibit 23.3 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(7)
Incorporated by reference to the signature pages of Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

(8)
Incorporated by reference to Exhibit 25.1 to Form F-3 (file nos. 333-236162 and 333-236162-01) filed with the SEC on January 30, 2020

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 9. Exhibits
SIGNATURES
EXHIBIT INDEX